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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 5, 2006

                            STILLWATER MINING COMPANY
             (Exact name of registrant as specified in its charter)

            Delaware                    1-13053                81-0480654
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

       1321 Discovery Drive, Billings, Montana                   59102
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       (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code (406) 373-8700

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01  REGULATION FD DISCLOSURE.

On December 5, 2006, Stillwater Mining Company issued a press release announcing its investment in Pacific North West Capital Corp. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

99.1    Press release issued on December 5, 2006 by Stillwater Mining Company.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       STILLWATER MINING COMPANY

Dated: December 5, 2006                                By:    /s/ John Stark
                                                              ------------------
                                                       Name:  John Stark
                                                       Title: Vice President

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                                  EXHIBIT INDEX

NUMBER                                    TITLE
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99.1      Press release issued on December 5, 2006 by Stillwater Mining Company.